POWER OF ATTORNEY


The PHOENIX-LJH ADVISORS FUND LLC, a Delaware limited liability company (the "Company"), and each of its undersigned directors and officers hereby nominates, constitutes and appoints Willis W. Williams (with full power to each of them to act alone) its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Company's Registration Statement on Form N-2 under the Investment Company Act of 1940, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Company, any such Registration Statement and amendments thereto and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustees and officers itself/themselves might or could do.

IN WITNESS WHEREOF, the PHOENIX-LJH ADVISORS FUND LLC has caused this power of attorney to be executed in its name by its Chief Executive Officer, and attested by its Secretary, and the undersigned Directors have hereunto set their hands and seals at New York City, NY this 17th day of December, 2002.


                                    PHOENIX-LJH ADVISORS FUND LLC


                                    By:  /s/ James R. Hedges, IV
                                       ----------------------------
                                       James R. Hedges, IV
                                       Chief Executive Officer

[SEAL]

ATTEST:

/s/ Nancy Engberg

---------------------------
Nancy Engberg
Secretary



[Signatures Continued on Next Page]

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/s/ James R. Hedges, IV                          /s/ Karen S. Cook

---------------------------                      ---------------------------
James R. Hedges, IV                              Karen S. Cook
Director                                         Director


/s/ Martin B. O'Connor, II                       /s/ Donnell A. Segalas

---------------------------                      ---------------------------
Martin B. O'Connor, II                           Donnell A. Segalas
Director                                         Director


/s/ Michael Dieschbourg

---------------------------
Michael Dieschbourg
Director